
WOODFOREST
NATIONAL BANK
KROGER
PHARMACY

2nd Quarter 2011

Financial Update

Sept. 8, 2011



INLAND

Inland American

REAL ESTATE TRUST, INC



Forward-Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-looking statements. These risks are outlined more particularly in our annual report on form 10-K for the year ended December 31, 2010 and any subsequent Quarterly Reports on Form 10-Q include but are not limited to:

- recent disruptions in the financial markets and current economic conditions could adversely affect our ability to refinance or secure additional debt financing at attractive terms as well as the values of our investments
- there is no assurance that we will be able to continue paying cash distributions or that distributions will increase over time
- funding distributions from sources other than cash flow from operating activities may negatively impact our ability to sustain or pay distributions and will result in us having less cash available for other uses
- there is no public market for our shares, and stockholders may not be able to sell their shares, including through our share repurchase program
- increasing vacancy rates for certain classes of real estate assets resulting from the recent economic downturn and disruption in the financial markets could adversely affect the value of our assets
- we may suffer adverse consequences due to the financial difficulties, bankruptcy or insolvency of our tenants
- our investments in equity and debt securities have materially impacted, and may in the future materially impact, our results
- our borrowings may reduce the funds available for distribution and increase the risk of loss since defaults may cause us to lose the properties securing the loans
- we are subject to conflicts of interest with affiliates of our sponsor, which may affect our acquisition of properties and financial performance
- we rely on our business manager and property managers to manage our business and assets, and pay significant fees to these parties
- if we fail to qualify as a REIT, our operations and distributions to stockholders will be adversely affected

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which has been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Furthermore, none of these companies are affiliated with Inland American in any manner.

Inland American Real Estate Trust – Who are we?

- Our diversified portfolio generates predictable monthly distributions to over 185,000 stockholders

- Our Goals:
  1. Maximizing long-term stockholder value
  2. Capitalizing on acquisition & disposition opportunities in a variety of asset classes
  3. Maintaining a competitive, stable dividend


Kroger


DULLES
EXECUTIVE
PLAZA



Inland American Real Estate Trust - Our Portfolio

- Diversified portfolio of quality commercial real estate
    - Portfolio mitigates sector risk
    - Wide range of asset types
        - Retail
        - Lodging
        - Apartments
        - Office
        - Industrial / Distribution

- As of 06/30/2011
    - 981 properties
    - 48.4 million square feet of retail, office and industrial space
    - 9,790 multi-family units
    - 15,564 lodging rooms


Kroger


DULLES
EXECUTIVE
PLAZA



2011 Acquisition Highlights


KOHL'S

Retail – *White Oak Shopping Center, Garner, NC*


Marriott

Lodging – *Napa Valley Marriott*



Retail – *Sparks Crossing, Sparks, NV*



Lodging – *Fairmont Dallas*

Funding for Acquisitions

- Dividend Reinvestment Program (DRP)
- Property sales
- Financing
  - Adding debt to unencumbered assets
  - New debt




KOHL'S

Portfolio Diversification - Balances Risk Exposure

Investment Allocation - $12.8B


Core Assets – 86%
Retail – 38%
Lodging – 26%
Office – 18%
Ind / Dist – 10%
Multi-Family – 8%
Marketable Securities 2%
Cash & Other Assets 5%
Joint Ventures 4%
Development 3%

Based on undepreciated values (total investment)
Individual portfolio percentages based on Core Assets

Geographic Diversification - Balances Risk Exposure

38 States + Washington D.C.


Washington
Oregon
Idaho
Montana
North Dakota
South Dakota
Wyoming
Nebraska
Minnesota
Wisconsin
Michigan
Iowa
Illinois
Indiana
Ohio
Pennsylvania
New York
Maine
VT
NH
Mass
CT
RI
NJ
MD
DE
Nevada
Utah
Colorado
California
Kansas
Missouri
Kentucky
West Virginia
Virginia
North Carolina
Tennessee
Oklahoma
Arkansas
Arizona
New Mexico
Texas
Mississippi
Alabama
Georgia
South Carolina
Louisiana
Florida
Less than 1 MSF
+1 - 5 MSF
More than 5 MSF

Texas' economy has performed well during the recession and recovery

Tenant Mix & Stability

Tenant Name	Rating*	Type	% of Total Annualized Income	% of Total SF
SunTrust Banks	BBB+	Retail/Office	8.6%	4.0%
AT&T, Inc.	A -	Office	6.9%	6.0%
Citizens Banks	A-	Retail	3.2%	1.7%
Sanofi-Aventis	AA-	Office	2.6%	1.3%
United Healthcare Services, Inc.	NR	Office	2.5%	2.1%
C&S Wholesale Grocers, Inc.	BB-	Ind / Dist	2.3%	5.4%
Atlas Cold Storage / VersaCold	Private	Ind / Dist	2.0%	3.4%
Stop N Shop	BBB	Retail	1.6%	1.1%
Cornell Corrections / Geo Group	B+	Ind / Dist	1.6%	0.5%
Lockheed Martin Corporation	A-	Office	1.3%	0.6%

75% of Top 10 Revenue Tenants are Rated Investment Grade

*Standard & Poor's Ratings

Retail Portfolio Structure & Performance

- Largest asset class, 38% of core assets
- 736 Properties
- 22.0 M square feet
- 93% Occupancy, stable compared to prior year
- 73% of portfolio is necessity based
- Revenue grew 11%, over YTD '10


KOHL'S


Multi-Family
Ind/Dist
Office
Lodging
Retail
$4.2B
38%


LOWE'S

Retail – Low Lease Expiration


40%
30%
20%
10%
0%
2.9%
10.0%
6.3%
9.3%
12.0%
2011
2012
2013
2014
2015

Anchor Tenants


STAPLES


BED BATH &
BEYOND


publix


Kroger

YTD 2011 leasing activity has surpassed same period in 2010

Retail – New Acquisitions


KOHL'S

Retail – *White Oak Shopping Center, Garner, NC*

- Purchased 8/3/11
- $95 million
- 549,000 square feet
- High quality tenants *(BJ's Wholesale, Kohl's, Dick's Sporting Goods, Best Buy)*
- Raleigh area rated #1 by Forbes for business



Retail – *Sparks Crossing, Sparks, NV*

- Purchased 3/21/11
- $38.6 million
- 336,000 square feet
- High quality tenants *(Best Buy, Michael's, Ross)*

Core necessity based centers

Lodging Portfolio Structure

- 2nd largest asset class, 26% of core assets
- 54% of the portfolio is branded by Marriott, 38% by Hilton
- 16% of the portfolio is Full Service & Luxury hotels
- 71% average occupancy vs. 62% U.S. average*


Multi-Family
Ind/Dist
Office
Retail
Lodging
$2.8B
26%

Marriott®

Hilton
HOTELS & RESORTS

*Source – Smith Travel Research

Lodging – RevPAR (Revenue per Available Room)



$100
$90
$80
$70
$60
$50
$40
$66
$79
$64
$89
$54
$76
$56
$78
$55
$84
2007
2008
2009
2010
YTD 2011
U.S. RevPAR
Inland American RevPAR

Rev PAR is a performance metric, which is calculated by multiplying a hotel's average daily room rate by its occupancy rate.

Source – Smith Travel Research

Lodging – New Acquisitions



Lodging – *Napa Valley Marriott*

- Purchased 8/26/11
- $72 million or $261K a key
- 275-room hotel
- 9.3-acre site with full spa
- 11,000 square feet of meeting space
- $7.3 million renovation completed in March 2011



Lodging – *Fairmont Dallas*

- Purchased 8/1/11
- $69 million or $127K a key
- 545-room hotel
- 70,000 square feet of meeting space

Strategic shift of portfolio to more full-service hotels

Office Portfolio Structure & Performance

- 3rd largest asset class, 18% of core assets
- 92% Occupied
- 65% of portfolio is categorized as high credit
- 47 Properties
- 10.6 M square feet



IDS– Minneapolis



SBC – St. Louis



Multi-Family
Ind/Dist
Office
$2.0B
18%
Retail
Lodging

Office – Low Lease Expiration


40%
30%
20%
10%
0%
0.4%
4.0%
6.6%
3.6%
4.0%
2011
2012
2013
2014
2015

Major Tenants

comcast

LOCKHEED MARTIN

at&t

Majority of portfolio is NNN tenants

Industrial / Distribution Portfolio Structure

- 4th largest asset class, 10% of core assets
- 49% of portfolio is categorized as high credit
- 72 Properties
- 15.8 M square feet
- 90% Occupied



Distribution Facility in Memphis



Ind/Dist
$1.1B
10%
Multi-Family
Retail
Office
Lodging



Home Depot

Home Depot Rapid Deployment Centers - Georgia & Alabama

Industrial / Distribution – Low Lease Expiration


40%
30%
20%
10%
0%
1.5%
8.8%
9.4%
0.2%
4.7%
2011
2012
2013
2014
2015

Major Tenants

Thermo ELECTRON CORPORATION

VersaCold WAREHOUSE AND DISTRIBUTION SERVICES

THE HOME DEPOT

Approximately 1M sq ft has already been renewed in 2012

Multi-Family Portfolio Structure

- 8% of core assets
- 27 Properties – 9,790 Units
- Average age of properties is 7.9 years
- 92% occupied up 5% over YTD '10
- Same store revenue up 9% over YTD '10






Multi-Family
$899M
8%
Ind/Dist
Retail
Office
Lodging

Selected Financial Results

	For the six months ended 06/30/2011	Year Ended 12/31/2010
Total consolidated assets	$11.2B	$11.4B
Total cash	$230M	$268M
Annualized distribution rate*	6.2%	6.2%
Mortgage payable	$5.5B	$5.5B
Ratio of total mortgage loans to total assets	49%	48%
Weighted average interest rate (per annum)	5.3%	5.1%

Total Distributions Since Inception = $1.7 Billion

**6.2 percent annualized yield on our estimated per share value of $8.03.and a 5.0 percent annualized yield on a $10.00 per share value.*

YTD 2011 Total Revenue Up 13%

YTD 2011 Revenue


Multi-Family
$51M
Ind/Dist
$47M
Retail
$194M
Office
$95M
Lodging
$286M

Total Revenue $673M

YTD 2010 Revenue


Multi-Family
$42M
Ind/Dist
$45M
Retail
$175M
Office
$95M
Lodging
$239M

Total Revenue $595M

Manageable Debt Maturities



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Fixed
Variable
$302M
$705M
$1,018M
$304M
$460M
2011
2012
2013
2014
2015

Percentage of Total Assets	2.7%	6.3%	9.1%	2.7%	4.1%

Key Takeaways for Today

- Our diversity provides us opportunities
- We reported solid, improving results
- Our occupancy rates are strong
- We have manageable lease rollover rates
- New acquisitions, redeploying capital
- Lodging and Multi-Family performed above expectations YTD and will be a driver of growth in 2011
- Our debt is conservative and manageable


Kroger


DULLES
EXECUTIVE
PLAZA




WOODFOREST
NATIONAL BANK
KROGER
PHARMACY

Q&A Session

Sept. 8, 2011



Inland American

REAL ESTATE TRUST, INC

